Note 17 - Per Share Amounts	12 Months Ended
Oct. 31, 2023
Statement Line Items [Line Items]
Disclosure of earnings per share [text block]
17.	Per share amounts:

Basic and diluted income per common share

(thousands of Canadian dollars)
	2023	2022

Net income	$42,162	$22,658
Preferred share dividends paid	(988)	(988)
Net income available to common shareholders	41,174	21,670

Weighted average number of common shares outstanding	26,273,739	27,425,479

Basic and diluted income per common share:	$1.57	$0.79

The Series 1 NVCC preferred shares are contingently issuable shares and do not have a dilutive impact. The outstanding employee stock options are dilutive but are de minimis and therefore have no impact on the Bank’s income per share amounts.